Exhibit 99.1
WELCOME 2010 Shareholders Meeting

2 FORWARD-LOOKING STATEMENTS Except for the historical information contained in this presentation, certain matters discussed herein contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although we believe that, in making any such statements, our expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. When used in this presentation, the words "anticipates," "believes," "expects," "intends" and similar expressions as they relate to Reliance Bancshares, Inc. or its management are intended to identify such forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties. Our actual results, performance or achievement could differ materially from those expressed in, or implied by, these forward-looking statements. Accordingly, we can give no assurances that any of the events anticipated by the forward-looking statements will transpire or occur or, if any of them do so, what impact they will have on our results of operations or financial condition. We expressly decline any obligation to publicly revise any forward- looking statements that have been made to reflect the occurrence of events after the date hereof.

HOLDING COMPANY DIRECTORS

Robert Cox	Emerson Electric Company
Dick Demko	Demko Consulting
Pat Gideon	Silver Lake Bank
Rusty Keeley	L. Keeley Construction
Barry Koenemann	United Construction Ent. Co.
Earl Lindenberg	Lindenberg Technologies, LLC
Gary Parker	Center Oil Company
Scott Sachtleben	The Desco Group
Jim SanFilippo	Waylon Advertising
Dave Spence	Alpha Packaging, Inc.
Jerry Von Rohr	Chairman & Chief Executive Officer

RELIANCE BANCSHARES, INC.
2010 SHAREHOLDERS MEETING
3

HOLDING COMPANY DIRECTORS EMERITUS Ralph Casazzone Oil Trader, G.E. Warren Corp. Mike Lawder Anderson & Gilbert, LC Bill Stiritz Retired Chairman, Ralcorp Holdings 4

RELIANCE BANK DIRECTORS Robert Cox Emerson Electric Company Dick Demko Demko Consulting Barry Frazier Center Ethanol Company, LLC David Hogan Hogan Transports, Inc. Rusty Keeley L. Keeley Construction Pierre LaBarge, III LaBarge Pipe and Steel Company Mike Lawder Anderson & Gilbert, LC Mark Mantovani NSI Marketing Services, Inc. Dale Oberkfell President & Chief Operating Officer Scott Sachtleben The Desco Group David Sindelar Viasystems Group, Inc. Dave Spence Alpha Packaging, Inc. Jerry Von Rohr Chairman & Chief Executive Officer 5

RELIANCE BANK, FSB DIRECTORS Dan Jasper President & Chief Executive Officer Julie Mathis Mathis, Jessen & Company, CPAs Richard Pringle Richard W. Pringle, P.A Jerry Von Rohr Chairman R. Mark Webb Lykes Insurance, Inc. A. David Welsh Business Entrepreneur 6

2009 OVERVIEW 7

2009 OVERVIEW Very Difficult Financial Climate 8

2009 OVERVIEW Very Difficult Financial Climate Substantially More Time and Money Spent on Loan Problem Issues 9

2009 OVERVIEW Very Difficult Financial Climate Substantially More Time and Money Spent on Loan Problem Issues Regulatory Climate Changed 10

2009 OVERVIEW Very Difficult Financial Climate Substantially More Time and Money Spent on Loan Problem Issues Regulatory Climate Changed Operating Performance Well Below Expectations 11

2010 KEY INITIATIVES 12

2010 KEY INITIATIVES Reduce Non-Performing Loans and Foreclosed Real Estate Improve Net Interest Margin by Increasing Non-Interest Bearing Deposits and Better Loan Pricing Improve Profitability - Meet Projected Plan Maintain Adequate Liquidity Remain Well Capitalized 13

2010 KEY INITIATIVES Reduce Non-Performing Loans and Foreclosed Real Estate Improve Net Interest Margin by Increasing Non-Interest Bearing Deposits and Better Loan Pricing Improve Profitability - Meet Projected Plan Maintain Adequate Liquidity Remain Well Capitalized 14

2010 KEY INITIATIVES Reduce Non-Performing Loans and Foreclosed Real Estate Improve Net Interest Margin by Increasing Non-Interest Bearing Deposits and Better Loan Pricing Improve Profitability - Meet Projected Plan Maintain Adequate Liquidity Remain Well Capitalized 15

2010 KEY INITIATIVES Reduce Non-Performing Loans and Foreclosed Real Estate Improve Net Interest Margin by Increasing Non-Interest Bearing Deposits and Better Loan Pricing Improve Profitability - Meet Projected Plan Maintain Adequate Liquidity Remain Well Capitalized 16

2010 KEY INITIATIVES Reduce Non-Performing Loans and Foreclosed Real Estate Improve Net Interest Margin by Increasing Non-Interest Bearing Deposits and Better Loan Pricing Improve Profitability - Meet Projected Plan Maintain Adequate Liquidity Remain Well Capitalized 17

2010 STOCK OFFERINGS Preferred Issue 7% 18

2010 STOCK OFFERINGS Preferred Issue 7% Common Stock $3 per Share 19

COST CUTTING INITIATIVES PUT IN PLACE IN 2009 AND CONTINUE IN 2010 20

FLORIDA 21

LEE COUNTY MARKET Home Prices and Sales 22

LEE COUNTY MARKET Home Prices and Sales Commercial Values 23

LEE COUNTY MARKET Home Prices and Sales Commercial Values Land and Lot Values 24

LEE COUNTY MARKET Home Prices and Sales Commercial Values Land and Lot Values Unemployment 25

LEE COUNTY MARKET Home Prices and Sales Commercial Values Land and Lot Values Unemployment Banking 26

RELIANCE BANK, FSB Continuing Cost Control Measures 27

RELIANCE BANK, FSB Continuing Cost Control Measures Improved Liquidity 28

RELIANCE BANK, FSB Continuing Cost Control Measures Improved Liquidity Improved Delinquency Trends 29

RELIANCE BANK, FSB Continuing Cost Control Measures Improved Liquidity Improved Delinquency Trends Improved Mix of Deposits 30

RELIANCE BANK, FSB Continuing Cost Control Measures Improved Liquidity Improved Delinquency Trends Improved Mix of Deposits "Core" Profitability 31

LOAN PORTFOLIO 32

LOAN PORTFOLIO LOANS ORIGINATED BY REGION 33 Actual Actual Actual Region 12/31/08 12/31/09 3/31/10 St. Louis, MO $1,003 $908 $882 Fort Myers, FL 132 81 75 Houston, TX 69 92 91 Phoenix, AZ 53 60 57 Total $1,257 $1,141 $1,105

BANK OWNED PROPERTIES 34 For information on properties owned by Reliance Bank, contact Bill Springer at 314.569.7284.

MORTGAGE 35

MORTGAGE 1st Deeds of Trust 36

MORTGAGE 1st Deeds of Trust Home Equity Loans 37

BUSINESS SERVICES 38

BUSINESS SERVICES Serve Small, Mid-size and Large Businesses 39

BUSINESS SERVICES Serve Small, Mid-size and Large Businesses Complete Product Suite - Competitive Rates and Pricing - Treasury Management - Internet Banking - ScanFast (Remote Deposit Capture) 40

BUSINESS SERVICES Serve Small, Mid-size and Large Businesses Complete Product Suite - Competitive Rates and Pricing - Treasury Management - Internet Banking - ScanFast (Remote Deposit Capture) Success Stories 41

RETAIL BRANCHES 42

RETAIL BRANCHES Select and Retain Good People 43

RETAIL BRANCHES Select and Retain Good People Focus - Change Deposit Mix Core +20% - Increase Non-Interest Income +50% 44

RETAIL BRANCHES Select and Retain Good People Focus - Change Deposit Mix Core +20% - Increase Non-Interest Income +50% Business Development Calls 45

RETAIL BRANCHES Select and Retain Good People Focus - Change Deposit Mix Core +20% - Increase Non-Interest Income +50% Business Development Calls Quality Customer Service 46

PRICING OF DEPOSITS 47

PRICING OF DEPOSITS ST. LOUIS METRO AREA TOTAL BANK DEPOSITS ($ Billions) 48 June '03 June '04 June '05 June '06 June '07 June '08 June '09 Deposits 50.4 44.028 48.004 49.482 51.484 57.83 67.6 Source: FDIC - Summary of Deposits

6-MONTH CD RATES 49 Rank Bank APY 36 Reliance Bank 0.80 37 Enterprise Bank 0.75 49 First Bank 0.65 54 First National Bank-STL 0.60 55 Midwest Bankcentre 0.60 58 UMB Bank 0.50 59 Commerce Bank 0.40 60 Regions Bank 0.40 61 Bank of America 0.35 62 National City 0.35 69 U.S. Bank 0.15 Average 0.83 Mode 0.75 Source: Money Monitor by BancAnalytics, April 21, 2010 Member FDIC

12-MONTH CD RATES 50 Rank Bank APY 38 Reliance Bank 1.20 46 Enterprise Bank 1.00 50 Midwest Bankcentre 1.00 55 First Bank 0.90 56 First National Bank-STL 0.85 58 Bank of America 0.80 59 Commerce Bank 0.75 62 UMB Bank 0.75 63 National City 0.65 65 Regions Bank 0.60 70 U.S. Bank 0.25 Average 1.17 Mode 1.00 Source: Money Monitor by BancAnalytics, April 21, 2010 Member FDIC

Assumptions - Deposits Deposit Growth Flat Deposit Mix Increase Non-Interest and Low Interest Deposits Rates Continue to see a Downward Slide throughout 2010 2010 PRICING OF DEPOSITS 51

FINANCIAL DATA 52

FINANCIAL DATA 53 Net Income ($000) Year End 2008 Actual Year End 2009 Actual 1st Quarter 2010 Actual Reliance Bank $3,125 ($21,224) ($878) Reliance Bank, FSB (2,860) (7,402) (1,420) Bancshares (584) (731) (201) Total ($319) ($29,357) ($2,499) Book Value per Share $6.72 $5.14 $5.00

FINANCIAL DATA 54 Reliance Bancshares Year End 2008 Actual Year End 2009 Actual 1st Quarter 2010 Actual Net Loans $1,240,191 $1,108,575 $1,071,892 Investment 193,888 284,120 238,712 Total Assets $1,573,989 $1,536,708 $1,485,015 Deposits 1,228,047 1,266,060 1,212,683 Borrowings 199,919 116,697 118,777 Equity $139,609 $149,669 $148,224

FINANCIAL DATA 55 Reliance Bancshares Funding Mix Year End 2008 Actual Year End 2009 Actual 1st Quarter 2010 Actual Non-Int DDA $59,375 $71,830 $57,288 Int Bearing DDA 56,870 93,178 133,726 Money Market 97,716 109,170 104,582 Savings 130,238 341,177 323,641 CD's / IRA's 883,848 650,705 593,446 Total Deposits $1,228,047 $1,266,060 $1,212,683 Borrowings $199,919 $116,697 $118,777

SHAREHOLDER INVOLVEMENT 56

TRADING ACTIVITY Closing Price on Tuesday, May 4, 2010: $2.29 52 Employee Stock Purchase Participants 57 # Shares Sold High Trade Low Trade Weighted Avg. Price per Share 2008 Year End 475,657 $12.00 $4.40 $8.71 2009 Year End 211,171 $4.90 $2.00 $3.18 2010 1st Quarter 60,937 $3.40 $2.25 $2.70

CURRENT SHAREHOLDER ANALYSIS Deposit Account Balances as of 4/30/10 Checking $ 29,542,388 Money Market $ 8,091,874 Savings $ 12,700,217 CDs $ 28,962,380 IRAs $ 1,515,450 Total Deposits $ 80,812,309 Total Loans $218,050,672 58

CURRENT SHAREHOLDER ANALYSIS Total Shareholder Relationships 572 2009 2010 # % Total % Total With Loan or Deposit Account 369 65% 65% With Checking Account 240 Without Checking Account 129 With No Account At All 203 35% 35% New Checking Acct. Potential 332 59

CLOSING REMARKS 60

QUESTIONS 61

ELECTION RESULTS 62

THANK YOU 63